                                                                    Exhibit 2(m)


                   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS


The undersigned, a duly appointed Trustee of New Colony Investment Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, does hereby irrevocably appoint Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as his agents to receive service, and agrees that such person may accept service on his behalf, of any notice, subpeona, summons, order instituting proceedings, demand for arbitration, or other process or papers, and the undersigned further agrees that such service may be made by registered or certified mail, in any federal or state action, administrative proceeding or arbitration brought against the undersigned in any place to the jurisdiction of the United States, if the action, proceeding or arbitration (a) arises out of any activity in connection with the Trust that is subject to the jurisdiction of the United States, and (b) is founded, directly or indirectly, upon the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940, or any of the rules and regulations promulgated under any of these acts.


                                       ----------------------------
                                       Name: John D. Shiry
                                       Title: Trustee

                   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS


The undersigned, a duly appointed Trustee of New Colony Investment Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, does hereby irrevocably appoint Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as his agents to receive service, and agrees that such person may accept service on his behalf, of any notice, subpeona, summons, order instituting proceedings, demand for arbitration, or other process or papers, and the undersigned further agrees that such service may be made by registered or certified mail, in any federal or state action, administrative proceeding or arbitration brought against the undersigned in any place to the jurisdiction of the United States, if the action, proceeding or arbitration (a) arises out of any activity in connection with the Trust that is subject to the jurisdiction of the United States, and (b) is founded, directly or indirectly, upon the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940, or any of the rules and regulations promulgated under any of these acts.



                                       ----------------------------
                                       Name: David R. Woods
                                       Title: Trustee

                   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS


The undersigned, a duly appointed Trustee of New Colony Investment Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, does hereby irrevocably appoint Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as his agents to receive service, and agrees that such person may accept service on his behalf, of any notice, subpeona, summons, order instituting proceedings, demand for arbitration, or other process or papers, and the undersigned further agrees that such service may be made by registered or certified mail, in any federal or state action, administrative proceeding or arbitration brought against the undersigned in any place to the jurisdiction of the United States, if the action, proceeding or arbitration (a) arises out of any activity in connection with the Trust that is subject to the jurisdiction of the United States, and (b) is founded, directly or indirectly, upon the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940, or any of the rules and regulations promulgated under any of these acts.



                                       ----------------------------
                                       Name: Richard J. Zarzeczny
                                       Title: Trustee

                   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS


The undersigned, a duly appointed Trustee of New Colony Investment Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, does hereby irrevocably appoint Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as his agents to receive service, and agrees that such person may accept service on his behalf, of any notice, subpeona, summons, order instituting proceedings, demand for arbitration, or other process or papers, and the undersigned further agrees that such service may be made by registered or certified mail, in any federal or state action, administrative proceeding or arbitration brought against the undersigned in any place to the jurisdiction of the United States, if the action, proceeding or arbitration (a) arises out of any activity in connection with the Trust that is subject to the jurisdiction of the United States, and (b) is founded, directly or indirectly, upon the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940, or any of the rules and regulations promulgated under any of these acts.



                                       ----------------------------
                                       Name: Simon B. Scott
                                       Title: Trustee

                   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS


The undersigned, a duly appointed Trustee of New Colony Investment Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, does hereby irrevocably appoint Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, New Castle, Delaware 19801, as his agents to receive service, and agrees that such person may accept service on his behalf, of any notice, subpeona, summons, order instituting proceedings, demand for arbitration, or other process or papers, and the undersigned further agrees that such service may be made by registered or certified mail, in any federal or state action, administrative proceeding or arbitration brought against the undersigned in any place to the jurisdiction of the United States, if the action, proceeding or arbitration (a) arises out of any activity in connection with the Trust that is subject to the jurisdiction of the United States, and (b) is founded, directly or indirectly, upon the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940, or any of the rules and regulations promulgated under any of these acts.



                                       /s/ John Driscoll
                                       ----------------------------
                                       Name:  John Driscoll
                                       Title: President and Trustee

                   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS


The undersigned, a duly appointed Trustee of New Colony Investment Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, does hereby irrevocably appoint Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as his agents to receive service, and agrees that such person may accept service on his behalf, of any notice, subpeona, summons, order instituting proceedings, demand for arbitration, or other process or papers, and the undersigned further agrees that such service may be made by registered or certified mail, in any federal or state action, administrative proceeding or arbitration brought against the undersigned in any place to the jurisdiction of the United States, if the action, proceeding or arbitration (a) arises out of any activity in connection with the Trust that is subject to the jurisdiction of the United States, and (b) is founded, directly or indirectly, upon the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940, or any of the rules and regulations promulgated under any of these acts.



                                       ----------------------------
                                       Name:  John Vooglaid
                                       Title: Chief Financial Officer

                   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS


The undersigned, a duly appointed Trustee of New Colony Investment Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, does hereby irrevocably appoint Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as his agents to receive service, and agrees that such person may accept service on his behalf, of any notice, subpeona, summons, order instituting proceedings, demand for arbitration, or other process or papers, and the undersigned further agrees that such service may be made by registered or certified mail, in any federal or state action, administrative proceeding or arbitration brought against the undersigned in any place to the jurisdiction of the United States, if the action, proceeding or arbitration (a) arises out of any activity in connection with the Trust that is subject to the jurisdiction of the United States, and (b) is founded, directly or indirectly, upon the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940, or any of the rules and regulations promulgated under any of these acts.



                                       ----------------------------
                                       Name:  P. Jill Frick
                                       Title: Secretary